EXHIBIT 10.1

                         AGREEMENT FOR PAYMENT OF DEBT





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                                    AGREEMENT

         This AGREEMENT (this "Agreement") is made as of November 1, 2005, by and between David Curd ("Curd"), and HeartSTAT Technology, Inc., a Delaware corporation (the "Company"), who hereby agree as follows:

                                    RECITALS

         A. FutureVest, Inc. has assigned to Curd convertible debentures issued by the Company pursuant to which $243,380.77 is owed by the Company as of the date of this Agreement (the "Convertible Debentures").

         B. Rather than requiring payment of the Convertible Debentures, Curd is willing to accept restricted shares of the Company's common stock as full and complete payment.

         C. The Company and Curd have agreed that the Company shall issue Curd 40,000,000 restricted shares of the Company's common stock as full payment and satisfaction of all obligations of the Company under the Convertible Debentures.

                         ACKNOWLEDGEMENTS AND AGREEMENT

         Intending to be legally bound, and in consideration of the foregoing, the mutual promises, releases and agreements contained herein, and other good and valuable consideration, the Company and Curd hereby agree as follows:

         1. In lieu of the Company paying according to the terms of the Convertible Debentures, and in full and complete settlement of the Convertible Debentures, the Company shall issue to Curd or his designee(s) 40,000,000 restricted shares of common stock of the Company (the "Shares").

         2. Curd acknowledges that the Shares are in full consideration and satisfaction of any and all obligations of the Company to Curd under the Convertible Debentures.

         3. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have executed this Agreement as of the date first written above.

CURD                                   COMPANY
                                       HEARTSTAT TECHNOLOGY, INC.


/s/ DAVID CURD                         By: /s/ GARRETT K. KRAUSE
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David Curd                                Garrett K. Krause, President and CEO